August 26, 2019

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	The Calvert Fund (the “Registrant”) (1933 Act File No. 002-76510) on behalf of Calvert Ultra-Short Duration Income Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated February 1, 2019 as revised August 19, 2019. The purpose of the filing is to submit the 497(e) filing dated August 19, 2019 in XBRL for the Fund.

Please contact me at (617) 672-6559 if you have any questions or comments.

Very truly yours,

/s/ Kathryn Johnson

Kathryn Johnson

Assistant Vice President